EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Acro Biomedical Co., Ltd. (the “Company”) on Form 10-K for the year ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pao-Chi Chu, chief executive officer of the Company, and acting chief financial officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 28, 2018	By:	/s/ Pao-Chi Chu
Pao-Chi Chu
Chief Executive Officer and Chief Financial Officer (Principal Executive, Financial and Accounting Officer)